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                                 Exhibit (m)(2)

      Revised Schedule A to the Distribution and Shareholder Services Plan
                                     between
                             One Group Mutual Funds
                                       and
                         The One Group Services Company
                               dated May 20, 1999
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                                SCHEDULE A TO THE
                   DISTRIBUTION AND SHAREHOLDER SERVICES PLAN
                          BETWEEN THE ONE GROUP(R) AND
                           ONE GROUP SERVICES COMPANY

Name of Fund
------------

Class A Shares:

          Equity Income Fund (formerly Income Equity Fund)
          Mid Cap Value Fund (formerly Disciplined Value Fund)
          Mid Cap Growth Fund (formerly Growth Opportunities Fund) International Equity Index Fund
          Equity Index Fund
          Large Cap Value Fund (formerly Large Company Value Fund)
          Large Cap Growth Fund (formerly Large Company Growth Fund)
          Balance Fund (formerly Asset Allocation Fund)
          Diversified Equity Fund (formerly Value Growth Fund)
          Small Cap Growth Fund (formerly Small Capitalization Fund) Diversified Mid Cap Fund
          Small Cap Value Fund
          Diversified International Fund
          Market Expansion Index Fund
          Real Estate Fund
          Technology Fund
          High Yield Bond Fund
          Bond Fund
          Income Bond Fund
          Short-Term Bond Fund (formerly Limited Volatility Bond Fund) Intermediate Bond Fund
          Government Bond Fund
          Ultra Short-Term Bond Fund (formerly Ultra Short-Term Income Fund) Treasury & Agency Fund
          Municipal Income Fund
          Intermediate Tax-Free Bond Fund
          Ohio Municipal Bond Fund
          West Virginia Municipal Bond Fund
          Kentucky Municipal Bond Fund
          Arizona Municipal Bond Fund
          Louisiana Municipal Bond Fund
          Texas Tax-Free Bond Fund
          Michigan Municipal Bond Fund
          Short-Term Municipal Bond Fund
          Tax-Free Bond Fund
          Treasury Money Market Fund
          Treasury Only Money Market Fund
          Government Money Market Fund
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          Tax Exempt Money Market Fund
          Institutional Prime Money Market Fund
          Investor Aggressive Growth Fund
          Investor Growth Fund
          Investor Growth and Income Fund
          Investor Balanced Fund
          Investor Conservative Growth Fund
          Investor Fixed Income Fund

Class A Money Market Shares:

          U.S. Treasury Securities Money Market Fund
          Prime Money Market Fund
          U.S Government Securities Money Market Fund
          Treasury Prime Money Market Fund
          Municipal Money Market Fund
          Ohio Municipal Money Market Fund
          Michigan Municipal Money Market Fund
          Cash Management Money Market Fund
          Treasury Cash Management Money Market Fund
          Treasury Prime Cash Management Money Market Fund
          U.S. Government Cash Management Money Market Fund
          Municipal Cash Management Money Market Fund


Service Class Shares:

          U.S. Treasury Securities Money Market Fund
          Prime Money Market Fund
          U.S Government Securities Money Market Fund
          Treasury Prime Money Market Fund
          Municipal Money Market Fund
          Ohio Municipal Money Market Fund
          Michigan Municipal Money Market Fund




THE ONE GROUP(R)                         THE ONE GROUP SERVICES COMPANY

By:       /s/ Bryan C. Haft              By:  /s/ Mark S. Redman
Title:     Vice President                Title:   President
Date:      May 20, 1999                  Date:    May 20, 1999